Redeemable Preferred Stock	9 Months Ended
Dec. 31, 2013
Redeemable Preferred Stock
Redeemable Preferred Stock

Note 9 — Redeemable Preferred Stock

At December 31, 2013, we had a single series of redeemable preferred stock with a liquidation value of $15.0 million outstanding. This preferred stock, which is held by Buffalo Management, LLC, a related party, is non-voting, non-convertible and carries an 8% annual cumulative dividend.

Dividends on the preferred stock began accumulating on the issue date of August 14, 2013 and will continue to accumulate, whether or not declared. Undeclared, cumulative dividends totaled approximately $0.5 million at December 31, 2013. Dividends will be accrued when declared. To date, no dividends have been declared.  All unpaid dividends become payable on the date that is six months after a minimum of 50,000 tonnes of potash has first been shipped from our Holbrook Project. Thereafter, the dividends are payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year.

We may redeem the preferred stock, in whole or in part, at any time after August 14, 2016. The holders of the redeemable preferred stock may redeem their shares, in whole or in part, at any time following the three year anniversary of the date on which a minimum of 50,000 tonnes of potash has first shipped from our Holbrook Project. In either case, redemption will be made by cash payment in a per share amount equal to the liquidation value per share plus all accrued and unpaid dividends through the date of redemption; provided, that the redemption payment may not exceed 10% of our market capitalization value at the time of redemption.  Due to the preferred stock being contingently redeemable until we begin production, we have classified the preferred stock as temporary equity on the balance sheet.

The put option held by Buffalo is an embedded derivative and has been bifurcated and recorded at its estimated fair value of $0.7 million at December 31, 2013.  We estimated the fair value of this put option by using scenario analysis based on various assumptions including: probability of achieving production, discount rate, preferred stock redemption periods, mine life and future potash prices.